编号：成交银2009年贷字300002号

借款合同

重要提示

请借款人认真阅读本合同全文，尤其是带有▲▲标记的条款。如有疑义，请及时提请贷款人予以说明。

借　款　人：四川鑫龙碲业科技开发有限责任公司

法定代表人（负责人）：侯仁义

法定地址：双流县东升镇藏卫路

通讯地址：双流县东升镇藏卫路

贷款人：交通银行股份有限公司四川省分（支）行

负责人：杨宁

通讯地址：成都市西玉龙街211号

鉴于借款人向贷款人申请贷款，为明确双方权利义务，借款人与贷款人经协商一致，特订立本合同。

第一条　贷款

1．1币种：人民币。

1．2 金额(大写)：贰佰万元整 (6.903%年息)

1．3本合同项下的贷款仅限用于购买原材料和日常经营周转。